SOUND CORTLAND, LLC
800 West Madison Street, Suite 400
Chicago, Illinois 60607

February 1, 2021

VIA ELECTRONIC MAIL
AND OVERNIGHT MAIL

GSD Cortlandt, LLC
Buttonwood Acquisition, LLC
c/o Gyrodyne, LLC
One Flowerfield, Suite 24
St. James, New York 11780
Attn: Peter Pitsiokos, EVP, COO, CCO and Corporate Secretary
ppitsiokos@gyrodyne.com

Re: SECTION 4.3 DUE DILIGENCE TERMINATION NOTICE

Dear Mr. Pitsiokos,

Reference is made to that certain Agreement of Purchase and Sale effective as of December 7, 2019 between GSD Cortlandt, LLC and Buttonwood Acquisition, LLC (collectively, Seller") and Sound Cortland, LLC ("Purchaser") (the "Original Agreement"), which Original Agreement has been amended by that certain First Amendment to Agreement of Purchase and Sale dated March 4, 2020 (the "First Amendment"), that certain Second Amendment to Agreement of Purchase and Sale dated June 4, 2020 (the "Second Amendment"), that certain Third Amendment to Agreement of Purchase and Sale dated August 4, 2020 (the "Third Amendment"), that certain Fourth Amendment to Agreement of Purchase and Sale dated August 25, 2020 (the "Fourth Amendment"), that certain Fifth Amendment to Agreement of Purchase and Sale dated September 15, 2020 (the "Fifth Amendment"), that certain Sixth Amendment to Agreement of Purchase and Sale dated October 6, 2020 ("Sixth Amendment"), that certain Seventh Amendment to Agreement of Purchase and Sale dated October 27, 2020 (the "Seventh Amendment"), that certain Eighth Amendment to Agreement of Purchase and Sale dated November 17, 2020 (the "Eighth Amendment"), that certain Ninth Amendment to Agreement of Purchase and Sale dated December 1, 2020 (the "Ninth Amendment"), and that certain Tenth Amendment to Agreement of Purchase and Sale dated January 15, 2021 (the "Tenth Amendment," and the Original Agreement, as amended by that First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, Seventh Amendment, the Eighth Amendment, the Ninth Amendment, and the Tenth Amendment, are collectively referred to herein as the "Agreement") with respect to the Property (as defined in the Original Agreement).

This letter constitutes notice on behalf of Purchaser that pursuant to Section 4.3 of the Agreement, Purchaser hereby terminates the Agreement. In accordance with Section 3.3 of the Agreement, Escrow Agent shall immediately return the Earnest Money to Purchaser.

Capitalized terms used in this letter shall have the same definitions as set forth in the Agreement to the extent that such capitalized terms are defined therein and not redefined in this letter.

Sincerely,

SOUND CORTLAND, LLC

By: ______________________________
Philip L. DiGennaro
Authorized Signatory

cc: ER "Tripp" Piotrowski (via email at epiotrowski@firstam.com)

Cuddy & Feder LLP (via email and overnight mail)
445 Hamilton Avenue, 14th Floor
White Plains, NY 10601
Attn: Michael L. Katz, Esq.
mkatz@cuddyfeder.com